Supplement to the
Fidelity Freedom® Index Funds
May 30, 2015
Prospectus

Each Fidelity Freedom Index Fund is comprised of multiple classes of shares. References to each Fidelity Freedom Index Fund are deemed to include class where applicable.

The following information in each "Fund Summary" section of the prospectus under the heading noted below is updated as follows:

Principal Investment Strategies

* * *

  Investing in a combination of Fidelity domestic equity funds (including commodity funds), international funds (developed and emerging markets), bond funds (including treasury inflation-protected security funds), and short-term funds (underlying Fidelity® funds), each of which (excluding the money market fund) seeks to provide investment results that correspond to the total return of a specific index or market segment.

* * *

FRX-15-02  June 24, 2015
1.923243.110

Supplement to the

Fidelity Freedom® Index Income Fund (FIKFX), Fidelity Freedom Index 2005 Fund (FJIFX), Fidelity Freedom Index 2010 Fund (FKIFX), Fidelity Freedom Index 2015 Fund (FLIFX), Fidelity Freedom Index 2020 Fund (FPIFX), Fidelity Freedom Index 2025 Fund (FQIFX), Fidelity Freedom Index 2030 Fund (FXIFX), Fidelity Freedom Index 2035 Fund (FIHFX), Fidelity Freedom Index 2040 Fund (FBIFX), Fidelity Freedom Index 2045 Fund (FIOFX), Fidelity Freedom Index 2050 Fund (FIPFX), Fidelity Freedom Index 2055 Fund (FDEWX), and Fidelity Freedom Index 2060 Fund (FDKLX)

Funds of Fidelity Aberdeen Street Trust

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2015

Each Fidelity Freedom Index Fund is comprised of multiple classes of shares. References to each Fidelity Freedom Index Fund are deemed to include class where applicable.

FRXB-15-01  June 24, 2015
1.923244.105